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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         July 22, 2003
                                                 -------------------------------

Commission File Number:                             1-5273-1
                         -------------------------------------------------------

                                Sterling Bancorp
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             (Exact name of Registrant as specified in its charter)


       New York                                           13-2565216
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(State of other jurisdiction                              (IRS Employer
 of incorporation)                                        Identification No.)


       650 Fifth Avenue, New York, New York               10019-6108
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(Address of principal executive offices)                  (Zip Code)



                                 (212) 757- 3300
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              (Registrant's telephone number, including area code)



                                      N/A
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                     (Former name, former address and former
                   fiscal year, if changed since last report)


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ITEM 5
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OTHER EVENTS
------------

On July 22, 2003, the Company issued a press release announcing a presentation on July 29, 2003 by John C. Millman, President of Sterling Bancorp, as part of the Keefe, Bruyette & Woods, Inc. Honor Roll and Fourth Annual Community Bank Investor Conference. The press release is included herein as Exhibit 99.1.


ITEM 7
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FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a)               Financial Statements of the Business Acquired.
                  Not Applicable


(b)               Pro Forma Financial Information
                  Not Applicable


(c)               Exhibits
                  99.1     Press Release dated July 22, 2003



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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





DATE:    July 22, 2003





BY:      /s/ JOHN W. TIETJEN
         --------------------------------------------
         JOHN W. TIETJEN
         Executive Vice President, Treasurer
         and Chief Financial Officer


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                                  EXHIBIT INDEX



           Exhibit
           Number
           -------


           99.1           Press Release dated July 22, 2003